SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: September 29, 2000



                               PVAXX CORPORATION

            (Exact Name of Registrant as Specified in its Charter)



                                    COLORADO
                (State or Other Jurisdiction of Incorporation)



              000-25019                                 05-0499528
        (Commission File Number)         (I.R.S. Employer Identification Number)

      12730 New Brittany Boulevard
          Ft. Meyers, Florida                              33907
(Address of Principal Executive Offices)                (Zip Code)


                                (941) 274-9355
              (Registrant's Telephone Number, Including Area Code)



                              NADEAU & SIMMONS, P.C.
                            1250 TURKS HEAD BUILDING
                             PROVIDENCE, RI  02903
                                  401-272-5800
               --------------------------------------------------
                     (Name and Address of agent for service)

            ------------------------------------------------------

                           FORWARD LOOKING STATEMENTS

            ------------------------------------------------------

THIS FORM 8-K AND OTHER STATEMENTS ISSUED OR MADE FROM TIME TO TIME
BY PVAXX CORPORATION (HEREINAFTER REFERRED TO AS "PVAXX" AND/OR "COMPANY" AND/OR "REGISTRANT") OR ITS REPRESENTATIVES CONTAIN STATEMENTS WHICH MAY CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED BY THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

FIFTEEN U.S.C.A. SECTIONS 77Z-2 AND 78U-5 (SUPP. 1996). THOSE STATEMENTS INCLUDE STATEMENTS REGARDING THE INTENT, BELIEF OR CURRENT EXPECTATIONS OF PVAXX AND MEMBERS OF ITS MANAGEMENT TEAM AS WELL AS THE ASSUMPTIONS ON WHICH SUCH STATEMENTS ARE BASED.

PROSPECTIVE INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS AND UNCERTAINTIES, AND THAT ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD-LOOKING STATEMENTS. IMPORTANT FACTORS CURRENTLY KNOWN TO MANAGEMENT THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN FORWARD-LOOKING STATEMENTS ARE SET FORTH IN THE SAFE HARBOR COMPLIANCE STATEMENT FOR FORWARD-LOOKING STATEMENTS INCLUDED AS EXHIBIT 99.1 TO THIS FORM 8-K, AND ARE HEREBY INCORPORATED HEREIN BY REFERENCE. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS TO REFLECT CHANGED ASSUMPTIONS, THE OCCURRENCE OF UNANTICIPATED EVENTS OR CHANGES TO FUTURE OPERATING RESULTS OVER TIME.


                       INFORMATION INCLUDED IN THIS REPORT


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.
---------------------------------

As of the date of the filing of this Current Report on Form 8-K, the Registrant's Independent Auditor, Bersch Accounting, sc, is completing the transitional consolidated audit of the historical financial statements of PVAXX that will provide for financial statement requirements prescribed by this Item 7(a).

In accordance with Item 7(a)(4) of Form 8-K, such financial statements will be provided as soon as practicably possible, but in any event no later than September 29, 2000.

(b) Pro Forma Financial Information.

The pro forma financial statement required by this Item 7(b) will be filed no later than September 29, 2000.


ITEM 8.  CHANGES IN FISCAL YEAR OF REGISTRANT

As of the date of the filing of this Current Report on Form 8-K, the Registrant has changed its fiscal year end to June 30 from December 31. A transitional consolidated audit of the historical financial statements will be filed no later than September 29, 2000, set forth within Form 10KSB for the transitional period June 30, 2000. The Registrant's Independent Auditor, Bersch Accounting, sc, is completing the transitional consolidated audit of the historical financial statements of PVAXX that will provide for financial statement requirements prescribed by Item 7(a).


                               EXHIBIT INDEX


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

EXHIBIT      NO.     DESCRIPTION


x            2.10     Plan of Share Exchange dated May 19, 2000;

x            2.11     Articles of Share Exchange between Oak Brook Capital
                      IV, Inc. and PVAXX Corporation, dated June 26, 2000;

#            3(a)     Articles of Incorporation

#            3(b)     Bylaws

#            4(a)     Agreements Defining Certain Rights of Shareholders

#            4(b)     Specimen Stock Certificate

x            5.1      Opinion of Nadeau & Simmons, P.C. regarding the legality
                      of the securities being offered hereby.

             7        Not applicable

             9        Not applicable

x            10.1     Issuance of Restricted Shares from Authorized Shares

x            10.2     Opinion to Transfer Agent Authorizing Issuance of
                      Restricted Shares from Authorized Shares

             11       Not applicable

             14       Not applicable

             16       Not applicable

x            20.1     Board of Director's Resolution's authorizing merger and
                      name change from Oak Brook Capital IV, Inc. to PVAXX
                      Corporation;

EXHIBIT      NO.      DESCRIPTION

             21       Not applicable

x            23.1     Consent of Counsel
                      (contained in Exhibit 5.1)

x            24.1     Consent of Dennis W. Bersch, CPA.

x            27       Financial Data Schedule

             28       Not applicable

#            99.1     Safe Harbor Compliance Statement

____________________________

x incorporated herein by reference from Registrant=s Amendment to Form 8-K, filed July 10, 2000

#    incorporated herein by reference from Registrant's Third
     Amendment to Form 10SB12G, filed August 5, 1999.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form 8-K and has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Ft. Myers, Florida, on the 29th day of September, 2000.

PVAXX CORPORATION

By:  /s/ Henry Stevens

________________________________
HENRY STEVENS,
President

Date: September 29, 2000

Pursuant to the requirements of the Securities Exchange Act of 1934, this Current Report on Form 8-K has been signed below by the following persons in the capacities and on the dates indicated.

Signature                Title                         Date

/s/Henry Stevens         President                     September 29, 2000
                         & Director


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Henry Stevens, his true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for then and in their name, place and stead, in any and all capacities, to sign any and all amendments this current report and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney may be executed in counterparts.

Pursuant to the requirements of the Securities Exchange Act of 1934, this current report has been signed by the following persons in the capacities and on the dates indicated.


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

SIGNATURE                   TITLE                          DATE
----------------            ---------------                --------------

/s/ Bryan Wade

BRYAN WADE                  Secretary                      September 29, 2000

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